                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                  FORM 8-K/A
                                AMENDMENT NO. 3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     February 10, 1999 (December 16, 1998)
                     ------------------------------------
                Date of Report (Date of earliest event reported)

                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       DELAWARE                        000-27000                             74-271753
       --------                        ---------                             ---------
(State of Organization)          (Commission File Number)         (IRS Employer Identification No.)



                               888 Seventh Avenue
                            New York, New York 10106
                            ------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (212) 887-6800
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
         ------------

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated December 16, 1998 (the "December 16 8-K"), as amended by the Form 8-K/A filed on January 25, 1999 and the Form 8-K/A filed on January 26, 1999, of Hearst-Argyle Television, Inc., to replace the Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Pulitzer Merger) filed as Exhibit 99.2 to the December 16 8-K, as amended by the Form 8-K/A filed on January 25, 1999 and the Form 8-K/A filed on January 26, 1999, with the revised Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television Inc. (giving effect to the Pulitzer Merger) filed as Exhibit 99.2 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)  Exhibits.

                  99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Pulitzer Merger).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEARST-ARGYLE TELEVISION, INC.



                                    By: /s/ Dean H. Blythe
                                       ----------------------------------
                                    Dean H. Blythe
                                    Senior Vice President-
                                     Corporate Development, Secretary
                                     and General Counsel
Date: February 10, 1999

                                 EXHIBIT INDEX

Exhibit No.  Exhibit
----------   -------


99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Hearst-Argyle Television, Inc. (giving effect to the Pulitzer Merger).